Investor Presentation Exhibit 99.1

Safe Harbor Statement 1 Certain statements in this Presentation constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are statements that relate to management’s expectations or beliefs, future plans and strategies, future financial performance and similar expressions concerning matters that are not historical facts. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential.” Such forward-looking statements reflect current views with respect to the matters referred to and are based on certain assumptions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the actual results, performance, or achievements of the Company to differ materially from any future results, performance, or achievement implied by such forward-looking statements. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this Presentation or to reflect the occurrence of unanticipated events. Examples of forward-looking statements in this Presentation include, but are not limited to, statement(s) relating to (a) the Company’s Portfolio, Net Lease Portfolio, Long-Term Leases and Rent Escalators, Tenant Base, Growth Platform, Market Opportunity, and Redevelopment Projects, (b) Industry Fundamentals, (c) the Company’s Balance Sheet, Dividend Growth and Investment Highlights; and (d) the Company’s expected quarterly dividends and growth. Other unknown or unpredictable factors could also have material adverse effects on our business, financial condition, liquidity, results of operations and prospects. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and the Company’s other filings with the SEC, including, in particular, the section entitled “Risk Factors” contained therein. In light of these risks, uncertainties, assumptions and factors, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Presentation will, in fact, transpire. Moreover, because the Company operates in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results. Unless otherwise noted in this Presentation, all reported financial data is presented as of the period ended March 31, 2018, and all portfolio data is as of March 31, 2018. This Presentation presents certain non-GAAP financial measures, including the Company’s Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”). Please refer to the Appendix of this Presentation for complete reconciliations between each of these non-GAAP financial measures to the most directly comparable GAAP financial measure. The Company believes that FFO and AFFO are helpful to investors in measuring its performance because both FFO and AFFO exclude various items included in GAAP net earnings that do not relate to, or are not indicative of, the Company’s core operating performance. The Company pays particular attention to AFFO, a supplemental non-GAAP performance measure, as the Company believes it best represents its core operating performance and allows analysts and investors to better assess the Company’s core operating performance. Further, the Company believes that AFFO is useful in comparing the sustainability of the Company’s core operating performance with the sustainability of the core operating performance of other real estate companies. The information contained herein has been prepared from public and non-public sources believed to be reliable. However, the Company has not independently verified certain of the information contained herein, and does not make any representation or warranty as to the accuracy or completeness of the information contained in this Presentation.

Investment Highlights 2 1 National Net Lease Portfolio of Convenience Stores and Gasoline Stations Located in Both Urban Infill and High Growth Markets 2 Stable Cash Flows Supported by Institutional Quality Credit Tenants with Long-Term Triple-Net Leases 3 Leadership Position with Proven Platform to Successfully Pursue Growth in a Consolidating Sector 4 Selectively Redeveloping Locations to Maximize Value 5 Strong Balance Sheet to Support Future Growth

Company Overview

Corporate History 1955: Leo Liebowitz and Milton Safenowitz purchase a gas station in New York City 1985: Acquires the northeastern retail petroleum distribution and marketing assets, and Getty® trademark for retail petroleum, from Texaco 1971: Company grows its portfolio to 75 service stations and holds its IPO under the name Power Test Corp. 1990 1980 1955 1970 February 2017: Completes $50 million debt private placement 2015 2010 2000 2001: Elects to be taxed as a REIT beginning January 1, 2001 June 2015: Acquires 77 properties for $215 million from Pacific Convenience and Fuels and leases them to United Oil 2009: Completes SLB of 36 properties from White Oak Petroleum for $49 million 2011: Acquires 59 properties in SLB and loan transaction with CPD for $111 million. Acquires 66 properties in SLB transaction with Nouria for $87 million 1997: Completes the spin-off of its petroleum marketing business and forms Getty Realty Corp. 2013: Completes SLB of 36 properties from Capitol Petroleum for $72.5 million July 2017: Completes $104 million follow-on equity offering 2012 – 2018: Re-leases 364 properties and sells 374 properties as part of portfolio repositioning October 2017: Acquires 38 properties in a SLB from Applegreen for $68 million September 2017: Acquires 49 properties in a SLB from Empire for $123 million March 2018: Refreshes $125 million at-the-market equity offering program May 2018: Receives investment grade credit rating of BBB- from Fitch March 2018: Amends Credit Agreement upsizing facility to $300 million

National Net Lease Portfolio 902 properties (824 fee, 78 leased) located in 28 states plus Washington, D.C. 887 net lease properties 10 redevelopment properties 5 vacant properties / 99.4% occupied (1) $32.5 million mortgage portfolio (9 to 9.5% yield) Occupancy calculation excludes ten properties currently being redeveloped

Convenience Store and Gasoline Station Properties Stable, yet growing sector Institutional quality tenant base Urban Infill Markets Densely populated areas High barriers to entry Limited new development Prime locations and corners Mature transportation grid Convenient ingress and egress High Growth Markets Favorable population demographics Empire and Applegreen acquisitions further accelerates entry into attractive markets High daily traffic counts Alternative Use Opportunities Retail, banking, service, restaurant Assemblage, redevelopment, repositioning Garland, TX Chula Vista, CA New Paltz, NY Well-Positioned Net Lease Portfolio Attractive Portfolio that is Difficult to Replicate

Investment Overview

Diversified Tenant Base with High Quality Brands Rank Tenant % of ABR Public Company 1 Global 17% ü 2 United Oil 16% 3 Chestnut Petroleum 10% 4 Empire Petroleum Partners 9% 5 Nouria Energy 8% 6 Cross America Partners 6% ü 7 GPM Investments 6% 8 Applegreen 5% ü 9 Capitol Petroleum Group 5% 10 BP 3% ü 11 Aloha 2% ü Based on GAAP annualized base rent (ABR) as of March 31, 2018 All trademarks, service marks, trade names, brands and logos are the property of their respective owners Top 11 Tenants (1) Representative Brands (2)

Located in High Density Metropolitan Markets Based on cash annualized base rent (ABR), as of March 31, 2018 Core Based Statistical Areas as defined by United States Office of Management and Budget Getty’s Top 20 Markets (1) (2) Rank Market % of ABR Top 25 Market (2) 11 Riverside, CA 2% ü 12 Manchester, NH 2% 13 Dallas 2% ü 14 Seattle 1% ü 15 Los Angeles 1% ü 16 Sacramento 1% 17 Boulder 1% 18 New Haven, CT 1% 19 Salem, OR 1% 20 Bridgeport, CT 1% Rank Market % of ABR Top 25 Market (2) 1 New York 28% ü 2 Washington D.C. 10% ü 3 Boston 7% ü 4 Columbia, SC 5% 5 Denver 4% ü 6 Worcester, MA 3% 7 Phoenix 3% ü 8 Hartford, CT 3% 9 Honolulu 2% 10 Richmond, VA 2% Top 25 Metropolitan Markets Represent 62% of ABR

Stable Long-Term Lease Structure Sustainable cash flows supported by long-term triple-net leases Annual rent escalations of 1.0% - 2.0% and rent coverage ratios of 1.5x – 2.0x are typical Unitary lease portfolio weighted average rent escalations of 1.6% and rental coverage of 2.0x ⁽¹⁾ Increasing tenant credit visibility via site and tenant financial statements Majority of triple-net leases have 15-year initial terms Leases are typically 15 or 20 years with extension options Weighted average current lease term of approximately 11 years 52.4% of contractual annualized base rent attributable to leases with initial terms expiring in 2028 or beyond Stable Long-Term Leases with Rent Escalators Unitary lease portfolio rental coverage is calculated one quarter in arrears on a trailing twelve month basis at quarter end based on site level financial information where provided by tenants. Getty does not independently verify financial information provided by its tenants

Quality Assets With Key Differentiation Includes branded QSRs and convenience stores with unbranded fresh food offerings Includes non-gas automotive-related retailers, free-standing QSRs and regional retailers Portfolio of well-positioned properties at prominent corner locations Key Attributes Driving Site Traffic 74% of properties have a convenience store 10% of sites have branded QSRs, including several nationally recognized retail brands 72% of properties located at corner locations 12.5% of properties include car washes Asset Highlights Portfolio Detail (902 Properties) Nationally Branded Quick Service Restaurants

Optimizing Portfolio to Meet Industry Demand Property Attributes of Recently Acquired Assets Reflect Evolving Consumer Preferences Legacy Assets1 (511 properties) Lot Size Acquired Assets1 (391 properties) Total Portfolio (902 properties) Building Size 0.5 – 1.0 acres < 0.5 acres 1.0 – 1.5 acres > 1.5 acres 1,501 – 3,000 sf < 1,500 sf > 3000 sf Legacy assets are those acquired prior to 2009. Acquired assets refers to those acquired since 2009

Number of convenience stores in service has remained steady over the last 10 years (1) More than 154,000 properties, 80% selling fuel, represents 34% of all retail outlets Stable Operator Performance (1) Sales and pre-tax profits have grown at 3.8% and 7.5% CAGR since 2003, respectively In 2016, motor fuel sales accounted for 58% of total industry revenue Industry profits at record high, due to growth of in-store sales, led by strong demand for foodservice products Consumers embracing convenience stores (1) Average store with fuel has around 1,100 customer visits per day Stores expanding offerings to become part grocery, restaurant, bank and drug store Convenience Stores Dominate Retail Landscape Convenience Store Margins ($bn) (2) (3) Convenience Store Sales ($bn) (1) Sources: National Association of Convenience Stores Average in-store margin of Couche-Tard, Casey's General Store & CST Brands used as an example of the broader market trends Sunoco LP margins from its investor presentation used as an example of the broader market trends for retail and wholesale margins

Growth Strategy

Getty Growth Platform Embedded growth derived from long-term triple-net leases 1% to 2% contractual annual rent increases Asset recycling Sold 12 properties ($4 million) and 4 properties ($1 million) in 2017 and 2018 YTD, respectively Leasing activity Leased nine properties in 2017 Unlocking embedded value in existing portfolio Existing portfolio of urban infill properties provides a significant pipeline of high quality projects Five-year plan to redevelop 5% to 10% of properties Targeting 10%+ unlevered yields Diversifies roster of retail tenants Improves tenant credit quality and coverage ratios Total market size estimated at $175 billion to $250 billion (1) Highly fragmented with current REIT ownership of less than 2% of total stores Significant pipeline of actionable opportunities Acquiring both single asset and portfolios Sale/leaseback structure attractive for smaller, capital constrained sellers Organic Acquisitions Redevelopment Company estimate based on National Association of Convenience Stores data

Acquisitions Since 2009 Acquired 391 properties Invested $796 million Entered nine new states Added 16 new tenants 2017 Acquisitions Acquired 103 high quality properties for $214 million Weighted average cash return of 7.3% and a weighted average initial remaining lease term of more than 14 years Expanded geographic exposure with entry into Arizona, Georgia, New Mexico and Louisiana Overview Portfolio Transactions 2009 2011 2013 2017 2015 2018 Number of Properties Transaction Value ($mm) $111 59 $87 66 $73 36 $215 77 $123 49 $68 38 $52 30 $49 36

2017 Acquisition Highlights Empire Petroleum Partners, LLC Acquired fee simple interests in 49 convenience store and gasoline station properties in seven states for $123 million 15 year unitary lease with annual rent escalations and multiple renewal options Provided funding to Empire, a regional fuel distributor and convenience store operator Transaction closed on September 6, 2017 Applegreen PLC Acquired fee simple interests in 38 properties in Columbia, SC for $68 million 33 convenience store and gasoline stations and five stand-alone Burger Kings 15 year unitary lease with periodic rent escalations and multiple renewal options Provided funding to a sub. of Applegreen, a publicly traded company with 275 locations Transaction closed on October 3, 2017 Empire Petroleum Applegreen Gilbert and Buckeye, AZ Columbia, SC

Redevelopment Projects

Completed three redevelopments to date with aggregate yield of 16%

Current Redevelopment Activity ($ thousands)

Market	Asset Type	Anticipated Total Investment [1]	Investment As Of 3/31/18	Expected Completion [2]
Active Projects				
Howell, NJ	Retail	489	79	2018
Phoenixville, PA	Financial Services	474	22	2018
Worcester, MA	Convenience Store [3]	2,300	72	2018
Port Jefferson, NY	Convenience Store [3]	2,926	2	2018
Lancaster, PA	Convenience Store	427	62	2018
Falmouth, MA	Urgent Care	1,894	326	2018
Jamaica, NY	Retail	222	173	2018
Freehold, NJ	Fast Casual Restaurant	756	421	2019
Millerton, NY	Retail & QSR	943	108	2020
Philadelphia, PA	Retail	315	90	2020
	Active Projects Total	**10,745**	**1,355**	
Pipeline				
Six sites	Various	2,232	235	2019 - 2020
	Total	**$12,978**	**$1,590**	

1) Anticipated total investment includes development costs, termination/recapture fees and leasing commissions
2) No assurance can be given that any of these redevelopment projects will be completed in the time expected, or at all. At completion redevelopment projects are reclassified as operating real estate on Getty's balance sheet
3) Under the terms of the Company's agreements with its tenants at these properties, Getty expects to reimburse its tenants for all construction and development costs upon project completion

Getty Realty

18

Financial Overview

Income Growth, Scalable G&A G&A ($ thousands) AFFO ($ thousands) (1) (2) Revenue ($ thousands) FFO ($ thousands) (1) FFO and AFFO are non-GAAP measures. For a description of how Getty calculates FFO and AFFO, see the earnings release issued by the Company on May 8, 2018. During 4Q17, the Company revised its definition of AFFO. Accordingly, AFFO for the quarter ended March 31, 2017, and the year ended December 31, 2016, have been restated to conform to the Company’s revised definition.

Strong Balance Sheet Credit Agreement Revolving Credit Facility $250 million Matures 2022 with 1-year option, subject to certain conditions LIBOR +150 to 230 bps Bank Term Loan $50 million Matures 2023 LIBOR +145 to 225 bps Senior Unsecured Notes Series A: 6.0% $100 million matures 2021 Series B: 5.35% $75 million matures 2023 Series C: 4.75% $50 million matures 2025 $125 million ATM Equity Issuance Program Refreshed program in March 2018 Total equity issuance since 2016 $140 million of equity issuance under ATM programs and 2017 follow-on offering Credit Statistics Maturity Schedule ($ millions) Debt to Total Capitalization 27% Debt to Total Asset Value (1) 34% Net Debt to EBITDA (1) 4.2x Fixed Charge Coverage (1) 3.2x Weighted Average Interest Rate 4.6% Weighted Average Maturity 4.5 yrs Variable Rate vs. Fixed Rate 40% / 60% As defined in the Company’s loan agreements

Quarterly Dividends Declared per Share (1) Consistent Dividend Growth Excludes special dividends of $0.14 and $0.22 per share in 4Q14 and 4Q15, respectively

Investment Highlights 1 National Net Lease Portfolio of Convenience Stores and Gasoline Stations Located in Both Urban Infill and High Growth Markets 2 Stable Cash Flows Supported by Institutional Quality Credit Tenants with Long-Term Triple-Net Leases 3 Leadership Position with Proven Platform to Successfully Pursue Growth in a Consolidating Sector 4 Selectively Redeveloping Locations to Maximize Value 5 Strong Balance Sheet to Support Future Growth

Appendix

Reconciliation of Net Earnings to FFO and AFFO FFO and AFFO are non-GAAP measures. For a description of how Getty calculates FFO and AFFO, see the earnings release issued by the Company on May 8, 2018. During 4Q17, the Company revised its definition of AFFO. Accordingly, AFFO for the quarter ended March 31, 2017, and the year ended December 31, 2016, have been restated to conform to the Company’s revised definition. (2)